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T. Rowe Price High Yield Fund, Inc.

   T. Rowe Price High Yield Fund-Advisor Class

 Supplement to prospectus dated October 1, 2001
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 The first bullet under the subheading, "Income dividends" on page 9 of the prospectus is amended as follows:

 Income dividends
 The funds declare and pay dividends (if any) quarterly for the Equity Income Fund-Advisor Class; declare daily and pay monthly for the High Yield Fund-Advisor Class and International Bond Fund-Advisor Class; and declare and pay annually for all other Advisor Classes.
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 The date of the above supplement is May 1, 2002.
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 Effective January 1, 2002, footnote (a) to Table 2 on page 4 of the prospectus will be revised with the following to reflect the extension of the class's expense ratio limitation:


 /a/Effective January 1, 2002, T. Rowe Price contractually obligated itself to bear any expenses (other than management fees and certain other portfolio level expenses) through May 31, 2003, that would cause the class's ratio of expenses to average net assets to exceed 1.05%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class's expense ratio is below 1.05%; however, no reimbursement will be made after May 31, 2005, or if it would result in the expense ratio exceeding 1.05%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class. The class operated under a previous expense limitation for which T. Rowe Price may be reimbursed.
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 The date of this supplement is January 1, 2002.
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 E257-041 05/01/02